As filed with the Securities and Exchange
                        Commission on ____________, 1995
                             Registration No. 33-56988

-----------------------------------------------------------------


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                     ---------------------------

                          -----------------

                    POST-EFFECTIVE AMENDMENT NO. 1
                                  TO
                               FORM S-8
                        REGISTRATION STATEMENT
                                 Under
                      The Securities Act of 1933

                     -----------------------------
                      SOMATIX THERAPY CORPORATION
        (Exact name of Registrant as specified in its charter)
                        -----------------------

DELAWARE                                      94-2762045
(State or other jurisdiction                (I.R.S. Employer
of incorporation or organization)           Identification No.)

                       850 MARINA VILLAGE PARKWAY
                       ALAMEDA, CALIFORNIA 94501
      (Address of principal executive offices) (Zip code)
                        ----------------------
                      SOMATIX THERAPY CORPORATION
                        1992 STOCK OPTION PLAN
                       (Full title of the Plan)
                        ----------------------
                            David W. Carter
                 President and Chief Executive Officer
                      SOMATIX THERAPY CORPORATION
          850 Marina Village Parkway, Alameda, California 94501
                            (510) 748-3000
      (Telephone number, including area code, of agent for service)

                        ----------------------

This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933.

                                 PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits
         --------

Exhibit Number   Exhibit
-------------    -------
   5             Opinion and consent of Brobeck, Phleger &
                 Harrison.*
   23.1          Consent of Independent Auditors - Ernst & Young.*
   23.2          Consent of Brobeck, Phleger & Harrison is
                 contained in Exhibit 5.*
   24            Power of Attorney.  Reference is made to page
                 II-4 of this Registration Statement.*
   99.1          Somatix Therapy Corporation 1992 Stock Option
                 Plan.
   99.2          Form Notice of Grant with Stock Option Agreement
                 (incorporated by reference to Exhibit 28.2 of
                 Registration Statement No. 33-56988).
___________________

   * Previously filed with Registration Statement No. 33-87632 on December 19, 1994.


                                II-1.

                              SIGNATURES

                 Pursuant to the requirements of the Securities
Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on ______________, 1995.


                                   SOMATIX THERAPY CORPORATION


                                   By:  DAVID W. CARTER
                                        ----------------------
                                        David W. Carter
                                        President, Chief Executive
                                        Officer and Chairman of the
                                        Board of Directors


              Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                        Title                                             Date
----------                        -----                                             ----


DAVID W. CARTER                    President, Chief Executive Officer and           December 12, 1995
----------------------------       and Chairman of the Board of Directors
David W. Carter                    (Principal Executive Officer)


MARK N. K. BAGNALL                 Vice President, Finance, Chief Financial         December 12, 1995
----------------------------       Officer and Secretary (Principal Financial
Mark N. K. Bagnall                 and Accounting Officer)


*HARRY F. HIXSON, JR., PH.D.       Director                                         December 12, 1995
----------------------------
Harry F. Hixson, Jr., Ph.D.


*KAREN DAVIS, PH.D.                Director                                         December 12, 1995
----------------------------
Karen Davis, Ph.D.


*MICHAEL R. EISENSON               Director                                         December 12, 1995
----------------------------
Michael R. Eisenson



                                  II-2.





*FRED H. GAGE, PH.D                Director                                         December 12, 1995
---------------------------
Fred H. Gage, Ph.D.


*RICHARD C. MULLIGAN, PH.D.        Director                                         December 12, 1995
---------------------------
Richard C. Mulligan, Ph.D.


                                   Director                                         December 12, 1995
---------------------------
John T. Potts, Jr., M.D.


---------------------------        Director                                         December 12, 1995
Thomas E. Shenk, Ph.D.


                                   Director                                         December 12, 1995
---------------------------
Samuel D. Waksal, Ph.D.


                                   Director                                         December 12, 1995
---------------------------
Leon E. Rosenberg, M.D.



*By  MARK N.K. BAGNALL
     ----------------------
     Mark N.K. Bagnall
     Attorney-in-Fact




                                II-3.

                  SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.



                               EXHIBITS

                                  TO

                               FORM S-8

                                 UNDER

                          SECURITIES ACT OF 1933


                        SOMATIX THERAPY CORPORATION

                                EXHIBIT INDEX
                                -------------

Exhibit
Number     Exhibit
-------    -------

 5         Opinion and consent of Brobeck, Phleger &
           Harrison.*

23.1       Consent of Independent Auditors - Ernst &
           Young.*

23.2 Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.*

24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.*

99.1       Somatix Therapy Corporation 1992 Stock
           Option Plan.

99.2       Form Notice of Grant with Stock Option
           Agreement (incorporated by reference to
           Exhibit 28.2 of Registration Statement
           No. 33-56988).

__________

      *   Previously filed with Registration Statement
          No. 33-87632 on December 19, 1994.

                             EXHIBIT 99.1

         Somatix Therapy Corporation 1992 Stock Option Plan